GE INVESTMENTS FUNDS, INC.

U.S. Equity Fund

S&P 500 Index Fund

Premier Growth Equity Fund

Core Value Equity Fund

Small-Cap Equity Fund

Income Fund

Total Return Fund

Real Estate Securities Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement Dated July 1, 2016

To the Statement of Additional Information (“SAI”) dated May 1, 2016

At a Special Meeting of Shareholders of the Funds held on June 22, 2016 (the “Meeting”), the shareholders entitled to vote at the Meeting approved: (1) a new investment advisory and administration agreement for each Fund with SSGA Funds Management, Inc. (“SSGA FM”), pursuant to which SSGA FM will replace GE Asset Management Incorporated (“GEAM”) as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the “Transaction”); (2) the election of each of John R. Costantino, Jeanne M. La Porta, R. Sheldon Johnson and Donna M. Rapaccioli as Directors to the Board of Directors of the Funds; (3) manager-of-managers authority with respect to each Fund for SSGA FM, whereby SSGA FM may, subject to approval of the Board of Directors of the Funds, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case; (4) with respect to the Small-Cap Equity Fund, new investment sub-advisory agreements between SSGA FM and each of Palisade Capital Management, LLC, Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., Kennedy Capital Management, Inc. and SouthernSun Asset Management LLC; (5) with respect to the Real Estate Securities Fund, a new investment sub-advisory agreement between SSGA FM and CenterSquare Investment Management, Inc.; and (6) with respect to the Total Return Fund, a new investment sub-advisory agreement between SSGA FM and BlackRock Investment Management, LLC.

The Transaction closed on July 1, 2016, at which time SSGA FM became the investment adviser and administrator to the Funds. Therefore, effective July 1, 2016: (1) all references to “GE Asset Management Incorporated” or “GEAM” as the current investment adviser or administrator to the Funds are replaced with “SSGA Funds Management, Inc.” or “SSGA FM,” as applicable; (2) all references to “SSGA Funds Management, Inc.” or “SSGA FM” as the current investment sub-adviser to the S&P 500 Index Fund are removed; (3) all references to “GE Investment Distributors, Inc.” or “GEID” as the current distributor to the Funds are replaced with “State Street Global Markets, LLC” or “SSGM,” as applicable; and (4) Matthew J. Simpson will no longer serve as a Director of the Board of Directors of GE Investments Funds, Inc.

The SAI is further revised as follows:

On page 65 of the SAI, under the section entitled “Management of the Trust - Trustees and Officers,” the following rows are added to the table entitled “Interested Trustees and Executive Officers” after the row for Robert Herlihy:

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year

Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

				N/A	N/A

Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1961	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A
*	Served in various capacities and/or with various affiliated entities during noted time period.

On pages 69-70 of the SAI, the sub-section entitled “Investment Adviser and Administrator” within the section entitled “Management of the Company” is deleted in its entirety and replaced with the following:

On March 29, 2016, General Electric Company agreed to sell to State Street Corporation the asset management and advisory services business conducted by GE Asset Management (“GEAM”) and certain of its subsidiaries (the “Transaction”). The Transaction closed on July 1, 2016, resulting in the automatic termination of each Fund’s investment advisory contract and sub-advisory contract (for Funds with sub-advisers). Effective July 1, 2016, SSGA Funds Management, Inc. (“SSGA FM”), became the investment adviser to each Fund and, subject to the supervision of the Board, became responsible for the investment management of each Fund. SSGA FM provides an investment management program for each Fund and manages the investment of the Funds’ assets. SSGA FM is a wholly-owned subsidiary of State Street Corporation (“State Street”) and is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of December 31, 2015, SSGA FM managed approximately $384.95 billion in assets and SSGA managed approximately $2.24* trillion in assets. SSGA FM’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

*This AUM includes the assets of the SPDR Gold Trust (approximately $22 billion as of December 31, 2015), for which State Street Global Markets, LLC, an affiliate of SSGA, serves as the distribution agent. Please note that AUM totals are unaudited.

Personnel of each of the Funds, SSGA FM, SSGM and the sub-advisers are subject to a code of ethics pursuant to Rule 17j-1 under the 1940 Act (and also pursuant to Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) with respect to SSGA FM and each sub-adviser), which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the code of ethics.

On pages 73-74 of the SAI, the sub-section entitled “Manager of Managers Structure” within the section entitled “Management of the Company” is deleted in its entirety and replaced with the following:

Manager of Managers Structure

In order for SSGA FM to delegate portfolio management duties to a sub-adviser with respect to a Fund as permitted by the advisory agreement between SSGA FM and that Fund, the 1940 Act requires that the sub-advisory agreement be approved by the shareholders of that Fund. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Funds, except pursuant to a written contract that has been approved by shareholders of the Fund.

SSGA FM has received an exemptive order (the “Order”) from the SEC granting certain exemptions from Section 15(a) of the 1940 Act and certain rules thereunder and from certain disclosure obligations under various rules and forms. The exemptive relief granted by the Order, upon shareholder approval of the “manager of managers” structure, enables SSGA FM and the Board to operate with greater efficiency by allowing SSGA FM, subject to Board approval, including a majority of non-interested Directors, to retain and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and delays of obtaining shareholder approval.

Shareholders of each Fund approved such “manager of managers” structure at a shareholder meeting held on June 22, 2016.

On page 74 of the SAI, under the sub-section entitled “Current Sub-Advisers” within the section entitled “Management of the Company,” the sub-section “S&P 500 Index Fund” is deleted in its entirety.

On pages 90-91 of the SAI, under the sub-section entitled “Portfolio Managers – Potential Conflicts of Interest” within the section entitled “Management of the Company,” the sub-sections “GEAM, Palisade and CenterSquare” and “SSGA FM” are deleted in their entirety and replaced with the following:

SSGA FM

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from the respective Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.

SSGA FM has a conflict of interest in its allocation of assets of the Small-Cap Equity Fund among the various Sub-Advisers. SSGA FM pays the management fees of the Sub-Advisers from its management fees and, therefore, may have an incentive to allocate more assets to Sub-Advisers with lower fees in order for SSGA FM to retain more of its management fee.

Palisade and CenterSquare

Compensation. The compensation paid to Palisade or CenterSquare for managing the Funds is based only on a percentage of assets under management. Although a small number of client accounts pay Palisade or CenterSquare a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by Palisade or CenterSquare on particular accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Each of Palisade and CenterSquare allocates brokerage commissions for these services in a manner that each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

Initial Public Offering (“IPO”) Allocation. If a portfolio manager identifies an IPO that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, each of Palisade and CenterSquare has adopted procedures to ensure that each allocates shares of IPOs to the Funds each advises and other client accounts in a manner in which each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, each of Palisade and CenterSquare aggregates orders of the Funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with each of its fiduciary obligations to each of its clients.

On pages 96-98 of the SAI, under the sub-section entitled “Portfolio Managers – Compensation” within the section entitled “Management of the Company,” the sub-section entitled “GEAM” is deleted in its entirety.

On pages 104-105 of the SAI, under the sub-section entitled “Proxy Voting Policies and Procedures” within the section entitled “Management of the Company,” the first four paragraphs and the sub-section entitled “Summary of GEAM’s Proxy Voting Policies and Procedures” are deleted in their entirety and replaced with the following:

Proxy Voting Policies and Procedures

The Company’s Board has delegated the responsibility for voting proxies to SSGA FM for all Funds other than the Small-Cap Equity Fund, which is managed by Palisade, Champlain, GlobeFlex, Kennedy and SouthernSun; the Real Estate Securities Fund, which is managed by CenterSquare; and the Total Return Fund, which is managed by BlackRock, in accordance with SSGA FM’s proxy voting policies and procedures (“Proxy Policy”).

Subject to SSGA FM’s recommendation and review of the proxy voting policies of each Sub-Adviser, the Board has delegated the responsibility for voting proxies to Palisade, Champlain, GlobeFlex, Kennedy and SouthernSun for the Small-Cap Equity Fund, CenterSquare for the Real Estate Securities Fund and BlackRock for the Total Return Fund.

At least annually, SSGA FM and each Sub-Adviser will present to the Board its proxy voting policy. In addition, SSGA FM and each Sub-Adviser will notify the Board of any material change to its policy promptly and no later than the next regular Board meeting after the material change occurs.

Summarized below are the proxy voting policies and procedures of SSGA FM and each Sub-Adviser.

Summary of SSGA FM’s Proxy Voting Policies and Procedures

SSGA FM has undertaken to vote proxies with respect to each Fund’s underlying securities holdings and retains the final authority and responsibility for such voting. SSGA FM, at the direction of SSGA FM’s Investment Committee, retains Institutional Shareholder Services, Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support SSGA’s voting process. SSGA FM uses ISS’s services in three ways: (1) as SSGA FM’s proxy voting agent (providing SSGA FM with vote execution and administration services); (2) applying SSGA FM’s Proxy Voting Guidelines; and (3) providing research and analysis relating to general corporate governance issues and specific proxy items. SSGA FM has instructed the voting agent to follow the voting guidelines as set by SSGA FM’s Investment Committee. The implementation of SSGA FM’s Proxy Voting Guidelines is overseen by SSGA FM’s Global Proxy Review Committee (“SSGA FM PRC”). The SSGA FM PRC reports to SSGA’s Investment Committee and may refer certain significant proxy items to that Committee. Oversight of the proxy voting process is ultimately the responsibility of SSGA’s Investment Committee.

The following represents a summary of SSGA FM’s Proxy Voting Policy and Proxy Voting Guidelines, and is qualified in its entirety by reference to the full Proxy Voting Policy and Proxy Voting Guidelines.

SSGA FM generally supports management on routine corporate governance matters such as election of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities, who do not simultaneously serve on an unreasonable (as determined by SSGA FM) (other than those affiliated with the issuers) number of other boards, who have attended at least 75% of board meetings, and who have not served exceedingly long tenure terms on the board, approval of auditors, directors’ and auditors’ compensation, directors’ liability and indemnification, discharge of board members’ duties, discharge of auditors, approval of financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, exclusive forum provisions and elimination of cumulative voting.

SSGA FM generally votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes that eliminate other classes of stock and/or unequal voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies; elimination of pre-emptive rights for a share issuance of less than a given percentage (country specific—ranging from 5% to 20%) of the outstanding shares; elimination of “poison pill” rights; stock purchase plans with an exercise price of not less than 85% of fair market value, stock option plans that are incentive based and not excessively dilutive; other stock-based plans that are appropriately structured; reductions in super-majority vote requirements; and the adoption of anti- “greenmail” provisions. SSGA FM generally supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. In addition, SSGA FM supports an annual advisory vote on executive compensation.

SSGA FM generally votes against management on matters such as capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions; elimination of shareholders’ right to call special meetings; establishment of classified boards of directors; quorum requirement reductions below a majority of outstanding shares absent compelling reasons; proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management; adjournment of meeting to solicit additional votes in connection with a merger or transaction; “other business as properly comes before the meeting,” proposals which extend “blank check” powers to those acting as proxy; and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSGA FM evaluates mergers and acquisitions on a case-by-case basis in order to seek the best value for each Fund. SSGA FM generally votes against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers where SSGA FM believes there is a reasonable prospect for an enhanced bid or other bidders and offers where, at the time of voting, the current market price of the security exceeds the bid price. SSGA FM generally votes in favor of transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the offer premium, strategic rationale, board oversight of the process for the recommended transaction, and, offers in which the secondary market price is substantially lower than the NAV.

SSGA FM generally supports shareholder proposals on issues such as establishing the annual election of directors unless the board is comprised of a supermajority of independent directors, the board’s key committees (auditing, nominating and compensation) are comprised of independent directors, as well as considering other governance factors such as antitakeover devices; requiring majority vote for director election; and mandating that changes to the bylaws or charter have shareholder approval. SSGA also supports special meeting and written consent proposals if certain criteria are met; proposals requiring the disclosure of executive retirement benefits in the absence of an independent compensation committee, the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities; the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function are also generally supported.

SSGA FM generally votes against shareholder proposals on issues such as limits to tenure of directors; requirements that candidates for directorships own large amounts of stock before being eligible to be elected; restoration of cumulative voting in the election of directors; and proposals asking companies to adopt full tenure holding periods for their executives. SSGA FM will typically vote against or abstain from voting on environmental or social proposals absent a compelling economic impact on shareholder value.

From time to time, SSGA FM will review a proxy which may present a potential conflict of interest. SSGA has a standalone conflicts policy that is designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, SSGA, SSGA affiliates, SSGA funds or SSGA fund affiliates. In general, SSGA FM does not believe matters that fall within its Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to any soliciting entity; however, where matters do not fall within SSGA FM’s Proxy Voting Guidelines or where SSGA FM believes that voting in accordance with the Proxy Voting Guidelines is unwarranted, SSGA FM conducts an additional review to determine whether there is a conflict of interest as defined by our policy.

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSGA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSGA FM’s Corporate Governance Team will determine whether a material relationship exists. If so the matter is referred to the SSGA FM PRC. The SSGA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSGA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to SSGA’s Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

On pages 122-124 of the SAI, under the sub-section entitled “Proxy Voting Policies and Procedures” within the section entitled “Management of the Company,” the sub-section entitled “Summary of SSGA FM’s Proxy Voting Policies and Procedures” is deleted in its entirety.

This Supplement should be retained with your SAI for future reference.